UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2014
Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 23, 2014 Atlanticus Holdings Corporation (the “Company”) and certain of its subsidiaries entered into a Loan and Security Agreement (the “Agreement”) with Bravo Ventures, LLC, a Nevada limited liability company (“Bravo”). The Agreement provides for a senior secured term loan of up to $42.0 million for the purpose of financing the Company’s offer to purchase up to $100.0 million aggregate principal amount of its outstanding 5.875% Convertible Senior Notes due 2035 (the “Tender Offer”). The Tender Offer is being made pursuant to the Schedule TO and related documents, filed on June 23, 2014 with the Securities and Exchange Commission. The funding of the loan is subject to completion of the Tender Offer and other customary conditions. The loan is secured by all of the Company’s available collateral and is guaranteed by certain of the Company’s subsidiaries. Once funded, the loan will bear interest at the rate of 9% per annum and will be payable in a single installment on June 22, 2015. The Agreement requires the Company to comply with customary affirmative and negative covenants.

Bravo is 50% owned by a trust under the beneficial ownership or control of David G. Hanna, the Chairman of the Board and Chief Executive Officer of the Company and one of the Company’s two largest shareholders, and 50% owned by a trust under the beneficial ownership or control of Frank J. Hanna, III, the other of the Company’s two largest shareholders and David G. Hanna’s brother.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is attached as Exhibit 10.1 to this report and incorporated herein in its entirety by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1
Loan and Security Agreement by and among Atlanticus Holdings Corporation as borrower, certain subsidiaries of Atlanticus Holdings Corporation named therein, as guarantors, and Bravo Ventures, LLC as lender, dated as of June 23, 2014 (incorporated by reference to Exhibit 99(b) to the Schedule TO filed by the Company on June 23, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICUS HOLDINGS CORPORATION

Date: June 26, 2014	By:	/s/ William R. McCamey
		Name:	William R. McCamey
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX
Form 8-K
June 26, 2014

Filed
Exhibit Number	Description	Herewith	By Reference

10.1
Loan and Security Agreement by and among Atlanticus Holdings Corporation as borrower, certain subsidiaries of Atlanticus Holdings Corporation named therein, as guarantors, and Bravo Ventures, LLC as lender, dated as of June 23, 2014 (incorporated by reference to Exhibit 99(b) to the Schedule TO filed by the Company on June 23, 2014).
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